EXHIBIT 99.2

United States Bankruptcy Court
Southern District of New York
X

In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.,	:	Case No. 12-13346 (ALG)
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report for the Period

August 1, 2013 to August 31, 2013

Debtors’ Address:	16640 Chesterfield Grove Road
Suite 200
Chesterfield, Missouri 63005
Telephone: (314) 645-6600

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

__________________	September 16, 2013
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.,	Case No.	12-13346 (ALG)

	Debtors.	Reporting Period:	8/1/13 - 8/31/13

		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with GAAP.  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment. The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR. The financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis. Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases. As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

(Dollars in thousands)

Debtor	Case Number	Cash Receipts
Ther-Rx Corporation	12-13348	$13,257
K-V Pharmaceutical Company	12-13347	878
DrugTech Corporation	12-13351	11
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Receipts		$14,146

Debtor	Case Number	Cash [2] Disbursements
K-V Pharmaceutical Company	12-13347	$(5,861)
Ther-Rx Corporation	12-13348	(2,556)
DrugTech Corporation	12-13351	(11)
K-V Discovery Solutions, Inc.	12-13346	0
K-V Generic Pharmaceuticals, Inc.	12-13349	0
Zeratech Technologies USA, Inc.	12-13350	0
K-V Solutions USA Inc.	12-13352	0
FP1096, Inc.	12-13353	0
Total Cash Disbursements		$(8,428)

Notes

1 – Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on a final basis pursuant to an order entered by the Bankruptcy Court on January 15, 2013) and is consistent with the Debtors’ historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period. Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 – Cash disbursements during the month of August 2013 include $483 of outstanding checks.

MOR-1 (CON’T):

BANK RECONCILIATIONS 1, 2, 3, 4

(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In	Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account.	1225	$35,994
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158	7,419
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Deposit Account	0941	2,141
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383	501
K-V Pharmaceutical Company	12-13347	Commerce Bank / Certificate of Deposit	2433	150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420	60
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823	2
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256	1
				$46,268

Notes

1 –The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports. Copies of the Debtors’ bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –The Debtors reconcile their bank accounts on a monthly basis.

3 –The Debtors have excluded accounts with no balance as of the end of the reporting period.

4 –The Debtors’ bank balances exclude $527 of outstanding checks.

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited; Dollars in thousands)

For the Month Ended August 31, 2013[1]
Net revenues	$13,967
Cost of sales	161
Gross profit	13,806

Research and development	702
Selling and administrative	6,091
Operating expenses	6,793
Operating income	7,013

Interest, net and other	794
Reorganization items, net	3,984
Total other expense	4,778

Income from continuing operations before income taxes	2,235
Income tax provision	1,081
Net income from continuing operations	$1,154

Notes

1 – The Debtors prepare their income statement on an accrual basis. Accordingly, the Debtors’ Statement of Operations, as set forth in this MOR, reflects the results of the Debtors’ operations for the month of August 2013.

MOR-3:

CONSOLIDATED BALANCE SHEET

(Unaudited; Dollars in thousands)

As of August 31,
2013
ASSETS
Current Assets:
Cash and cash equivalents	45,031
Restricted cash	561
Undrawn DIP Facility proceeds	21,950
Receivables, net	28,379
Inventories, net	6,100
Other current assets	5,217
Total Current Assets	107,238
Property and equipment, less accumulated depreciation	1,240
Intangible assets, net	102,893
Other assets	15,068
Total Assets	$226,439

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$8,533
Accrued expenses	39,794
Other current liabilities	501
Debtor-in-Possession Financing [1]	86,612
Total Current Liabilities	135,440
Other long-term liabilities	68
Total Liabilities not subject to compromise	135,508
Total liabilities subject to compromise	584,908
Total Liabilities	720,416

SHAREHOLDERS' DEFICIT
Preferred Stock	–
Class A Common Stock	685
Class B Common Stock	70
Additional paid-in capital	206,568
Accumulated deficit	(643,891)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(493,977)
Total Liabilities and Shareholders' Deficit	$226,439

Notes

1 – Debtor-in-Possession Financing includes the amount of $85,000 under the Debtors’ debtor-in-possession financing facility (the “DIP Facility”), which was approved pursuant to an order of the Bankruptcy Court (the “DIP Order”) entered on December 27, 2012 [Docket No. 497], as well as accrued paid-in-kind interest of $1,612. For administrative purposes, the unused proceeds of the DIP Facility are being held in an account in the name of Silver Point Finance, LLC, the agent for the DIP Facility.

MOR-4:

STATUS OF POST-PETITION TAXES 1, 2

(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$280	$(280)	$0
FICA-Employee	0	95	(95)	0
FICA-Employer	0	95	(95)	0
Total Federal Taxes	$0	$470	$(470)	$0

State and Local
Withholding	$0	$70	$(70)	$0
Sales Tax	2	0	0	2
Unemployment Tax	0	0	0	0
Real Property	13	0	0	13
Personal Property	25	1	0	26
Franchise Tax	(35)	18	0	(17)
Total State and Local	$5	$89	$(70)	$24

Total Taxes	$5	$559	$(540)	$24

Notes

1 - The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors’ IRS Form 6123 with this MOR. Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON’T):

SUMMARY OF UNPAID POST-PETITION DEBTS 1

(Dollars in thousands)

Description	Amount
0 - 30 days old	$4,768
31+ days old	3,765
Total Vendor Accounts Payable Post-petition	$8,533

Notes

1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(Dollars in thousands)

Description	Amount
0 - 30 days old	$30,226
31 - 60 days old	102
61 - 90 days old	(4)
91+ days old	961
Total Customer Accounts Receivable	$31,285
Customer Allowances	(2,906)
Total Accounts Receivable	$28,379

MOR-6:

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Dollars in thousands)

INSIDERS
Name	Type of Payment [1]	Current Month Amount Paid	Total Paid Since August 4, 2012 [2]
Christmas, Patrick	Salary/Expenses	$18	$265
Divis, Gregory	Salary/Expenses	31	393
McHugh, Thomas	Salary/Expenses	21	262
Total		$70	$920

Notes

1 – Additional detail concerning payments to the Debtors’ insiders will be provided upon reasonable request in writing to counsel for the Debtors.

2 – This table lists only those insiders who received a payment during the current reporting period. Additional insiders have received payments during the Debtors’ chapter 11 cases. For information regarding the total amount paid to such insiders during the Debtors’ chapter 11 cases, please refer to previously filed MORs.

MOR-6 (CONT):

PROFESSIONALS [1]
Name	Date of Court Order Authorizing Payment	Amount Requested [2]	Current Month Amount Paid	Total Paid To Date [3]	Total Invoiced & Unpaid
Alston & Bird LLP	14-Sep-12	$0	$21	$414	$0
Arnall Golden Gregory LLP	10-Oct-12	6	0	61	21
Brown Rudnick LLP [5]	07-Jun-13	0	36	146	0
Curtis, Mallet-Prevost, Colt & Mosle LLP	15-Jan-13	0	0	174	84
Dechert LLP [5]	07-Jun-13	0	0	1,059	0
Duff & Phelps, LLC	10-Oct-12	114	91	1,013	248
Epiq Bankruptcy Solutions, LLC	27-Sep-12	22	11	337	36
Ernst & Young, LLP	28-Sep-12	18	15	120	29
Fortgang Consulting	14-Sep-12	0	0	301	0
FourSquare Partners	5-Apr-13	13	13	101	0
Houlihan & Lokey Capital, Inc.	14-Sep-12	150	150	2,148	0
Jefferies & Company, Inc.	10-Oct-12	380	204	2,087	366
Lowenstein Sandler PC [4,5]	27-Dec-12	0	0	1,585	0
Riker, Danzig, Scherer, Hyland, Perretti LLP [5]	07-Jun-13	0	0	31	0
Sidley Austin LLP[5]	07-Jun-13	0	0	741	0
Stroock Stroock & Lavan LLP	10-Oct-12	152	339	3,172	1,291
Weil, Gotshal & Manges LLP	27-Sep-12	1,610	0	4,771	1,610
White & Case LLP [5]	07-Jun-13	0	0	741	0
Willkie Farr & Gallagher LLP	27-Sep-12	0	390	6,322	1,531
Total		$2,465	$1,270	$25,324	$5,216

Notes

1 – Represents professional services exclusive of those rendered by professionals retained by the Debtors pursuant to the September 27, 2012 order of the Bankruptcy Court authorizing the Debtors to employ and retain professionals utilized in the ordinary course of business.

2 – Represents amounts requested during the current reporting period.

3 – Represents payments made from the date of the Bankruptcy Court’s order authorizing each firm’s retention.

4 – Of the total fees paid to date, $400 represents a payment made pursuant to the DIP Order.

5 – Represents fees authorized to be paid as set forth on the record of the hearing held on June 7, 2013 [Docket 937]; see also Order: (A) Authorizing Debtors To Enter Into And Satisfy Obligations Under Share Purchase Agreement; (B) So Ordering Record Of June 7, 2013 Hearing; And (C) Granting Related Relief [Docket No. 962].

MOR-6 (CON’T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS 1

(Dollars in thousands)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable[2]	$18	$18

Total Payments		$18

 Notes

1 - The Debtors’ schedule of lease payments, as set forth in this MOR, only reflects payments made pursuant to the Debtors’ real property leases. Immaterial leases of personal property are not included in this MOR-6.

2 – On February 13, 2013, the Bankruptcy Court entered an order authorizing the Debtors to enter into a new corporate headquarters lease agreement for premises located at 16640 Chesterfield Grove Road, Suite 200, Chesterfield, Missouri [Docket No. 598].

MOR-7:

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations

6	Pursuant to an order entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition customer obligations [Docket Nos. 85 & 338].
13

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

Makena® Performance Metrics

Makena® (hydroxyprogesterone caproate injection) is the Debtors’ single-most valuable product. The information below addresses certain key performance metrics related to Makena®. The amounts shown are based on estimates and are subject to change. Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
12/31/2012	$23,495	3,452	6,810
3/31/2013	$29,014	4,302	8,410
6/30/2013	$38,009	4,821	11,017
8/31/2013(4)	$45,788	4,619	13,272

Notes:
(1) Amounts shown are estimated based on the number of vials shipped to customers and list price/vial.

(2) Represents total prescriptions reported to the Debtors.

(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.

(4) Data for the months of June 2013, July 2013, and August 2013 is used in the absence of complete data for the three months ending September 30, 2013.